1 F I R S T Q U A R T E R 2 0 2 3 Wabtec Financial Results and Company Highlights

2 Forward looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995 including statements regarding the impact of acquisitions by Wabtec, statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements regarding synergies and other expected benefits from acquisitions; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward looking statements include statements regarding: Wabtec’s plans, objectives and intention; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 2.0 initiative; Wabtec’s 5-year outlook (established in March 2022); Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings.

3 RAFAEL SANTANA President and Chief Executive Officer W A B T E C Today’s participants JOHN OLIN Executive Vice President and Chief Financial Officer KRISTINE KUBACKI Vice President, Investor Relations 3

WABTEC

1Q 2023 overview

1Q 2023 HIGHLIGHTS

SALES	$2.19B	Up 13.9% YoY	Increased sales were driven by strong Freight segment growth … excluding impacts of FX, sales were up 16.8% YoY
OPERATING MARGIN	12.6% GAAP	16.4% Adjusted(2)	Operating margin benefited from higher sales growth and lower SG&A as a percentage of sales
EARNINGS PER SHARE	$0.93 GAAP	$1.28 Adjusted(2)	GAAP EPS up 16.3% … Adjusted EPS up 13.3% YoY from higher Freight sales
CASH FLOW FROM OPERATIONS(1)	($25M)		Operating cash flow was impacted by seasonally low cash generation quarter and higher working capital
MULTI-YEAR BACKLOG	$22.33B		Backlog provides improved multi-year visibility … 12-month backlog up 4.4% to a new high of $6.9 billion

STRONG UNDERLYING MOMENTUM DESPITE MACRO VOLATILITY

4

(1) Year-over-year 1st quarter cash flow impact from securitization of accounts receivable was unfavorable $10 million
(2) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

WABTEC

2023 Market Expectations

FREIGHT

NA Carloads	-/↔
Locomotive and Railcars Unparkings	↔/-
International Freight Volumes	+
NA Railcar Deliveries	+
Mining Commodities	↔/-

TRANSIT

Infrastructure Investment	+
Global Ridership	+/↔



NORTH AMERICAN FREIGHT CARLOADS
5.1%
20.2%
(0.1%)
(4.9%)
(3.7%)
(3.3%)
0.2%
(0.8%)
(3.6%)
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

Source: Association of American Railroads



AVG NORTH AMERICAN PARKED LOCOMOTIVES
2019
2020
2021
2022
2023

Source: Wabtec



2023 FREIGHT VOLUMES
(0.4%)
2.7%
3.8%
(5.5%)
(2.7%)
Brazil
China
India
South Africa
Kazakhstan

Sources: China, Kazakhstan, India Ministry of Railways, Brazil: ANTT, South Africa

5

6 DRIVERS OF PORTFOLIO GROWTH RECENT WINS Signed strategic order with VLI in Brazil for new locomotives Secured key order for mining drive systems in high altitude applications Moody’s upgrade of senior unsecured debt … reflects resiliency of the business, balance sheet strength and strong cash generation Delivered 500th locomotive to Indian Railways … significant milestone in 10-year contract W A B T E C Executing on our value creation framework Accelerate innovation of scalable technologies Grow and refresh expansive global installed base Lead decarbonization of rail Expand high-margin recurring revenue streams Drive continuous operational improvement 6

7 STRONG SALES GROWTH DESPITE DISRUPTIONS AND MACRO VOLATILITY (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations 1Q 2023 financial summary W A B T E C OP INCOME/OP MARGIN 13.9% INCREASE $239M 12.4% 2022 GAAP SALES EPS $1.93B 2022 $2.19B 2023 $276M 12.6% 2023 GAAP $319M 16.5% 2022 ADJ(1) $360M 16.4% 2023 ADJ(1) $0.80 2022 GAAP $0.93 2023 GAAP $1.13 2022 ADJ(1) $1.28 2023 ADJ(1) (16.8% INCREASE EX-CURRENCY)

WABTEC

1Q 2023 sales



($ in millions)

PRODUCT LINE	1Q23	YOY
Equipment	$393	43.4%
Components	$279	21.8%
Digital Intelligence	$187	22.2%
Services	$707	6.2%
Freight Segment	$1,566	18.5%
Transit Segment	$628	3.8%
TOTAL SALES	**$2,194**	**13.9%**

1Q KEY DRIVERS

EQUIPMENT
Higher international locomotives sales

COMPONENTS
Higher due to improving OE railcar build, more railcars in operation and increased demand for industrial products

DIGITAL INTELLIGENCE
Higher demand for on-board locomotive and mining solutions, international PTC and acquisitions of Beena Vision and ARINC (10% YoY growth excluding acquisitions)

SERVICES
Increased sales from larger active locomotive fleet

TRANSIT
Strong aftermarket sales, partially offset by unfavorable foreign currency exchange … sales up 9.6% on constant currency basis

8

WABTEC

1Q 2023 consolidated gross profit



($ in millions)	GAAP	Adjusted (1)
2022 GROSS PROFIT	**$595**	**$600**
% Gross Profit Margin	*30.9%*	*31.1%*
Volume	↑↑	↑↑
Mix/Pricing	↔	↔
Raw Materials	↔	↔
Currency	↓	↓
Manufacturing/Other	↓	↓
2023 GROSS PROFIT	**$665**	**$669**
% Gross Profit Margin	*30.3%*	*30.5%*

1Q KEY DRIVERS

VOLUME
Freight segment sales growth of 18.5%

MIX/PRICING
Less rich mix of products between business groups (Equipment and Services), offset by price

RAW MATERIALS
Largely flat input costs

CURRENCY
Unfavorable foreign exchange impacted gross profit $14M (operating income negatively impacted by $8M)

MANUFACTURING/OTHER
Favorable productivity/absorption and benefits of Integration 2.0 offset by higher digital development costs

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

9

10 2 0 2 2 O P I N C O M E $239 $319 % Operating Margin 12.4% 16.5% Gross Profit 70 69 SG&A (25) (22) Engineering (6) (6) Amortization (2) - 2 0 2 3 O P I N C O M E $276 $360 % Operating Margin 12.6% 16.4% W A B T E C 1Q 2023 consolidated operating income (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations O P M A R G I N B E N E F I T E D F R O M H I G H E R S A L E S A N D L O W E R S G & A A S P E R C E N T A G E O F S A L E S Adjusted (1) ($ in millions) GAAP

11 (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (2) Freight segment operating income was positively impacted by below-market intangible amortization of $12 million; flat versus 1st quarter 2022 (3) Foreign exchange negatively impacted Freight sales by $21 million; Foreign exchange rates had a negative $215 million impact on segment backlog 1Q 2023 Freight segment performance W A B T E C 18.5% INCREASE OP INCOME/OP MARGIN $189M 14.3% 2022 GAAP SALES BACKLOG 3.5% DECREASE YoY $1.32B 2022 $1.57B(3) 2023 $227M 14.5% 2023 GAAP $259M 19.6% 2022 ADJ(1,2) $297M 19.0% 2023 ADJ(1,2) $19.02B 2022 $18.36B(3) 2023 (2.3% DECREASE EX-CURRENCY)(20.0% INCREASE EX-CURRENCY)

12 (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (2) Foreign exchange negatively impacted Transit sales by $35 million; Foreign exchange rates had a negative $109 million impact on segment backlog 1Q 2023 Transit segment performance W A B T E C OP INCOME/OP MARGIN 3.8% INCREASE $65M 10.7% 2022 GAAP SALES BACKLOG 6.3% INCREASE YoY $605M 2022 $628M(2) 2023 $69M 11.0% 2023 GAAP $74M 12.3% 2022 ADJ(1) $83M 13.1% 2023 ADJ(1) $3.74B 2022 $3.97B(2) 2023 (9.3% INCREASE EX-CURRENCY)(9.6% INCREASE EX-CURRENCY)

WABTEC

Resilient business allows for execution on financial priorities

FOCUSED ON CASH CONVERSION(1)

CASH FROM OPS



2022
$161M
59% cash conv
2023
($25M)
(8%) cash conv

YoY cash generation impacted by higher working capital investment … in particular, higher receivables and inventory

STRONG FINANCIAL POSITION

LEVERAGE



1Q22
Leverage
2.5x
1Q23
Leverage
2.3x

Debt leverage (2) **improved** …
Upgraded by Moody's

Strengthening balance sheet
… strong liquidity of $2.01B (3)

RETURN CAPITAL TO SHAREHOLDERS



$296M
$178M
Share repurchases
2022
$28M
2023
$31M
Dividends

Returning capital to shareholders …
$209M returned through share repurchases and dividends

STRONG FINANCIAL POSITION; INVESTING IN FUTURE GROWTH AND MAXIMIZING SHAREHOLDER RETURNS

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) Leverage is defined as net debt divided by trailing 12-month adjusted EBITDA. Net debt is defined as total debt minus cash, restricted cash and cash equivalents
(3) At March 31, 2023, the Company's total available liquidity was $2.01 billion, which includes cash, cash equivalents and restricted cash of $0.42 billion plus $1.59 billion available under current credit facilities

13

WABTEC

2023 outlook and guidance

REVENUES

$8.7B to **$9.0B**

ADJUSTED EPS

$5.15 to **$5.55**

CASH CONVERSION (1)

>90%

STRONG MOMENTUM ACROSS THE PORTFOLIO

EQUIPMENT
Higher deliveries of locomotives

COMPONENTS
Higher railcar build and improved demand for industrial components

SERVICES
Continued demand for reliable, efficient power and higher deliveries of MODs ... partially offset by uptick in locomotive parkings

DIGITAL ELECTRONICS
Growth driven by next gen technologies, international expansion and 2022 acquisitions

TRANSIT
Increased global infrastructure investment

KEY ASSUMPTIONS

Adjusted operating margin up
- Favorable productivity/absorption offset by mix
- SG&A as % of sales down
- Engineering as % of sales flat

Tax rate ~25.5%
Capex ~2% of sales

(1) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

14

WABTEC

Key takeaways

5-YEAR OUTLOOK(1)

MSD CORE ORGANIC GROWTH CAGR

+

250-300 BPS MARGIN EXPANSION

+

DISCIPLINED CAPITAL DEPLOYMENT

=

DOUBLE-DIGIT EPS GROWTH WITH STRONG OPERATING CASH FLOW CONVERSION (90%+)

(1) Long-term guidance as of March 9, 2022

01 Strong performance to start the year despite significant macro volatility

02 Productivity driven by continuous cost improvement combined with initial realization of Integration 2.0 savings

03 Well-positioned to drive profitable growth with strong momentum across the portfolio and increased multi-year visibility

04 Strong long-term business fundamentals driving higher returns and maximizing long-term value creation for shareholders

15

16 Income statement Appendix A ( 1 of 2) 2023 2022 Net sales 2,194$ 1,927$ Cost of sales (1,529) (1,332) Gross profit 665 595 Gross profit as a % of Net Sales 30.3% 30.9% Selling, general and administrative expenses (263) (238) Engineering expenses (51) (45) Amortization expense (75) (73) Total operating expenses (389) (356) Operating expenses as a % of Net Sales 17.7% 18.4% Income from operations 276 239 Income from operations as a % of Net Sales 12.6% 12.4% Interest expense, net (48) (43) Other income, net 5 4 Income before income taxes 233 200 Income tax expense (60) (50) Effective tax rate 25.5% 25.1% Net income 173 150 Less: Net income attributable to noncontrolling interest (4) (1) Net income attributable to Wabtec shareholders 169$ 149$ Earnings Per Common Share Basic Net income attributable to Wabtec shareholders 0.94$ 0.80$ Diluted Net income attributable to Wabtec shareholders 0.93$ 0.80$ Basic 179.9 184.5 Diluted 180.6 185.0 March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2023 AND 2022 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended

17 Appendix A ( 2 of 2) Income statement (cont.) 2023 2022 Segment Information Freight Net Sales 1,566$ 1,322$ Freight Income from Operations 227$ 189$ Freight Operating Margin 14.5% 14.3% Transit Net Sales 628$ 605$ Transit Income from Operations 69$ 65$ Transit Operating Margin 11.0% 10.7% Backlog Information (Note: 12-month is a sub-set of total) March 31, 2023 December 31, 2022 March 31, 2022 Freight Total 18,362$ 18,641$ 19,024$ Transit Total 3,972 3,800 3,735 Wabtec Total 22,334$ 22,441$ 22,759$ Freight 12-Month 4,978$ 4,901$ 4,812$ Transit 12-Month 1,947 1,859 1,819 Wabtec 12-Month 6,925$ 6,760$ 6,631$ March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2023 AND 2022 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended

18 Balance sheet Appendix B March 31, 2023 December 31, 2022 In mill ions Cash, cash equivalents and restricted cash 417$ 541$ Receivables, net 1,576 1,519 Inventories 2,228 2,034 Other current assets 275 233 Total current assets 4,496 4,327 Property, plant and equipment, net 1,422 1,429 Goodwill 8,540 8,508 Other intangible assets, net 3,333 3,402 Other noncurrent assets 878 850 Total assets 18,669$ 18,516$ Current liabilities 4,165$ 3,467$ Long-term debt 3,189 3,751 Long-term liabilities - other 1,181 1,151 Total liabilities 8,535 8,369 Shareholders' equity 10,085 10,102 Noncontrolling interest 49 45 Total shareholders' equity 10,134 10,147 Total Liabilities and Shareholders' Equity 18,669$ 18,516$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

19 Appendix C Cash flow 2023 2022 In mill ions Operating activities Net income 173$ 150$ Non-cash expense 124 122 Receivables (51) 93 Inventories (188) (137) Accounts Payable 47 48 Other assets and liabilities (130) (115) Net cash (used for) provided by operating activities (25) 161 Net cash used for investing activities (32) (18) Net cash used for financing activities (72) (133) Effect of changes in currency exchange rates 5 5 (Decrease) increase in cash (124) 15 Cash, cash equivalents and restricted cash, beginning of period 541 473 Cash, cash equivalents and restricted cash, end of period 417$ 488$ Three Months Ended March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

Appendix D

EPS

and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

First Quarter 2023 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,194	$ 665	$ (389)	$ 276	$ (43)	$ (60)	$ 173	$ (4)	$ 169	$ 0.93
Restructuring costs	-	4	5	9	-	(2)	7	-	7	$ 0.04
Non-cash Amortization expense	-	-	75	75	-	(20)	55	-	55	$ 0.31
Adjusted Results	$ 2,194	$ 669	$ (309)	$ 360	$ (43)	$ (82)	$ 235	$ (4)	$ 231	$ 1.28
Fully Diluted Shares Outstanding										180.6

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

First Quarter 2022 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 1,927	$ 595	$ (356)	$ 239	$ (39)	$ (50)	$ 150	$ (1)	$ 149	$ 0.80
Restructuring costs	-	5	2	7	-	(2)	5	-	5	$ 0.03
Non-cash Amortization expense	-	-	73	73	-	(18)	55	-	55	$ 0.30
Adjusted Results	$ 1,927	$ 600	$ (281)	$ 319	$ (39)	$ (70)	$ 210	$ (1)	$ 209	$ 1.13
Fully Diluted Shares Outstanding										185.0

Wabtec CORPORATION

20

Appendix E

EBITDA reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2023 Q1 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$276		$5		$121		$402		$6		$408

Wabtec Corporation
2022 Q1 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$239		$4		$121		$364		$7		$371

Wabtec CORPORATION

21

22 Sales by product line Appendix F In mill ions 2023 2022 Freight Segment Equipment 393$ 274$ Components 279 229 Digital Intelligence 187 153 Services 707 666 Total Freight Segment 1,566$ 1,322$ Transit Segment Original Equipment Manufacturer 282$ 292$ Aftermarket 346 313 Total Transit Segment 628$ 605$ Three Months Ended March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED)

23 Segment gross margin & operating margin reconciliation Appendix G In mill ions Gross Profit Income from Operations Gross Profit Income from Operations Freight Segment Reported Results 480$ 227$ 424$ 189$ Freight Segment Reported Margin 30.6% 14.5% 32.1% 14.3% Restructuring costs 1 2 2 2 Non-cash Amortization expense - 68 - 68 Freight Segment Adjusted Results 481$ 297$ 426$ 259$ Freight Segment Adjusted Margin 30.7% 19.0% 32.2% 19.6% Transit Segment Reported Results 185$ 69$ 171$ 65$ Transit Segment Reported Margin 29.5% 11.0% 28.2% 10.7% Restructuring costs 3 7 3 4 Non-cash Amortization expense - 7 - 5 Transit Segment Adjusted Results 188$ 83$ 174$ 74$ Transit Segment Adjusted Margin 29.9% 13.1% 28.7% 12.3% WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) Three Months Ended March 31, 2023 2022

24 Segment sales reconciliation Appendix H Freight Transit Consolidated 2022 Net Sales 1,322$ 605$ 1,927$ Acquisitions 21 - 21 Foreign Exchange (21) (35) (56) Organic 244 58 302 2023 Net Sales 1,566$ 628$ 2,194$ Change ($) 244 23 267 Change (%) 18.5% 3.8% 13.9% (UNAUDITED) Three Months Ended March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT

25 Cash conversion reconciliation Appendix I Wabtec Corporation 2023 Q1 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results ($25) $173 $123 (8%) Wabtec Corporation 2022 Q1 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $161 $150 $122 59% Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ + = Cash Conversion(Net Income Depreciation & Amortization) ÷ + = Cash Conversion(Net Income Depreciation & Amortization)